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                                                                      Exhibit 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, does hereby nominate, constitute and appoint Richard B. Young, Richard T. Collier and Patrick Langlois, or any of them, as his agent and attorney-in-fact, in his name to execute on behalf of the undersigned one or more Registration Statements on Form S-8 to be filed with the Security and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under said Act of shares of Common Stock of Rhone-Poulenc Rorer Inc. (the "Company"), the authority herein given to include execution of amendments to any part of such Registration Statement and generally to do and perform all things necessary to be done in the premises as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, this power of attorney has been executed in counterparts by individuals listed below as of the 13th day of October 1996.


      /s/ Jean-Marc Bruel               /s/ Manfred E. Karobath, M.D.
      ---------------------------       -----------------------------
      Jean-Marc Bruel                   Manfred E. Karobath, M.D.

      /s/ Jean-Jacques Bertrand
      ---------------------------       -----------------------------
      Jean-Jacques Bertrand             Michael H. Jordan

      /s/ Robert E. Cawthorn            /s/ Igor Landau
      ---------------------------       -----------------------------
      Robert E. Cawthorn                Igor Landau

      /s/ Michel de Rosen               /s/ Peter J. Neff
      ---------------------------       -----------------------------
      Michel de Rosen                   Peter J. Neff

                                        /s/ James S. Riepe
      ---------------------------       -----------------------------
      Charles-Henri Filippi             James S. Riepe

      /s/ Dale F. Frey
      ---------------------------      ------------------------------
      Dale F. Frey                     Jean-Pierre Tirouflet

      /s/ Claude Helene
      ---------------------------
      Claude Helene


WITNESS:


/s/ Richard B. Young
----------------------------
Richard B. Young